IMILLENNIUM FUND


                          Supplement dated July 2, 2001
                        To Prospectus dated July 2, 2001





The following information is in effect though July 31,2001, the date through which American Data Services, Inc. is the Administer for the Fund and AmeriMutual Fund Distributors, Inc. serves as the Fund's Distributor:

The paragraph under the heading "Administrator" on page of this Prospectus is:

           American Data Services, Inc. ("ADS"), 150 Motor Parkway, Hauppauge, New York 11788, provides all administrative services necessary for the operations of the Fund, subject to the supervision of the Board.

The paragraph under the heading "Distributor" on page____ of this Prospectus is:

           AmeriMutual Fund Distributors, Inc. (the "Distributor"), 150 Motor Parkway, Hauppauge, New York 11788, an affiliate of the Administrator, is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. The Distributor acts as the principal underwriter of the Fund in connection with the offering of shares of the Fund. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of shares of the Fund.

           The address given under the headings "How To Contact The Fund" and
            "Opening Your Account" on pages______ and , respectively,of the Prospectus is:

                     iMillennium Fund
                     c/o American Data services, Inc.
                     P.O. Box 5536
                     Hauppauge, NY 11788-0132

The account # for wiring funds referred to under the heading "Opening Your Account" on page______ of the Prospectus is account #280023680.

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